Fees Summary	Jan. 15, 2026 USD ($)
Fees Summary [Line Items]
Total Fee Amount	$ 8,895.66
Total Transaction Valuation	64,414,599.00
Total Offset Amount	0.00
Net Fee	$ 8,895.66